SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549




                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)      NOVEMBER 1, 2000


                                NISOURCE INC.
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           (Exact Name of Registrant as Specified in Its Charter)



               Delaware            333-33896-01*         35-2108964
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   (State or Other Jurisdiction  (Commission File       (IRS Employer
        of Incorporation)             Number)        Identification No.)



   801 E. 86th Avenue, Merrillville, Indiana                        46410
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   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code     (219) 853-5200
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                              NEW NISOURCE INC.
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        (Former Name or Former Address, if Changed Since Last Report)

        * This is the file number of the Registration Statement on Form S-4 filed by Registrant and one of its predecessors. A new Commission file number under the Securities Exchange Act is to be issued in connection with this filing. The Commission file number of the Registrant's predecessor NiSource Inc., an Indiana corporation, is 1-9779, and the Commission file number of the Registrant's predecessor, Columbia Energy Group, a Delaware corporation, is 1-1098.



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   ITEM 2.   Acquisition or Disposition of Assets

        Effective November 1, 2000, NiSource Inc., an Indiana corporation ("old NiSource"), completed the acquisition of Columbia Energy Group ("Columbia") pursuant to the terms of the Agreement and Plan of Merger, dated as of February 27, 2000, as amended and restated as of March 31, 2000 (the "Merger Agreement"), among old NiSource Inc., Columbia, NiSource Inc., a Delaware corporation formerly named "New NiSource Inc." ("new NiSource") and related subsidiary corporations. In the transaction, subsidiaries of new NiSource merged into old NiSource and into Columbia. Old NiSource subsequently merged into new NiSource, which changed its name to "NiSource Inc." As a result, new NiSource now owns Columbia and the operating subsidiaries of old NiSource. A copy of new NiSource's press release announcing the effectiveness of the acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

        The acquisition was originally announced February 28, 2000. The shareholders of old NiSource and Columbia separately approved the Merger Agreement at meetings held in early June 2000. The acquisition was completed following receipt of all necessary state and federal regulatory approvals, the last of which was the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, on October 30, 2000.

        Pursuant to the Merger Agreement, each old NiSource common share was exchanged for one share of common stock of new NiSource. Each Columbia share was exchanged for $70 in cash plus one new NiSource SAILS (a unit consisting of a zero coupon debt security, $2.60 stated value, and a forward equity contract) or, at the election of the Columbia shareholder and subject to proration, 3.04414 shares of the common stock of new NiSource. The number of new NiSource common shares was computed pursuant to the Merger Agreement by dividing $74 by the average closing price of old NiSource common shares on the New York Stock Exchange Composite Tape for the period September 18 through October 27, 2000. Stock elections were subject to proration because elections were made with respect to more than 30% of the outstanding Columbia common shares. On October 31, 2000, NiSource estimated that holders of approximately 77% of the Columbia shares submitted elections to receive stock prior to the Election Deadline (5:00 pm, New York City time on October 30, 2000). The final proration calculation will be announced when it is available.

   ITEM 5.   Other Events

        The shares of new NiSource common stock issued under the Merger Agreement were registered under the Securities Act of 1933 pursuant to the Registration Statement on Form S-4 (Nos. 333-33896 and 333-33896-
   01), which was declared effective April 24, 2000. Reference is made to the Joint Proxy Statement/Prospectus, dated April 24, 2000, included in the Registration Statement for additional information about the transaction.

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        New NiSource is the successor issuer both to old NiSource and to
   Columbia under Rule 12g-3(c) under the Securities Exchange Act of 1934 (the "Exchange Act"). Pursuant to Rule 12g-3, the common stock, $.01 par value per share, and the Preferred Stock Purchase Rights of new NiSource are deemed to be registered under Section 12(b) of the Exchange Act. The common stock and accompanying Rights of new NiSource are listed on the New York Stock Exchange, the Chicago Stock Exchange and the Pacific Exchange. The description of new NiSource common stock contained under the caption "Description of New NiSource Capital Stock Following the Merger" in the Joint Proxy Statement/Prospectus is incorporated by reference herein. The description of the new NiSource Rights contained under the caption "Comparison of Rights of Shareholders of New NiSource, NiSource and Columbia - Shareholder Rights Plan" in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

        The new NiSource SAILS, which have been registered under the Exchange Act on a Form 8-A, are also listed on the New York Stock Exchange.

        In connection with the merger of old NiSource into new NiSource, new NiSource assumed all of old NiSource's obligations relating to the Corporate Premium Income Equity Securities ("Corporate PIES") and related obligations under the Support Agreement dated as of April 4, 1989, as amended (the "Support Agreement"), with respect to certain debentures of NiSource Capital Markets, Inc. New NiSource is the successor issuer to old NiSource under Rule 12g-3(a) under the

   Exchange Act. Pursuant to Rule 12g-3, the obligations of new NiSource relating to the Corporate PIES (including the related obligations under the Support Agreement), which continue to be listed on the New York Stock Exchange, are deemed to be registered under Section 12(b) of the Exchange Act. Each Corporate PIES is a unit consisting of a stock purchase contract, which has been assumed by new NiSource, and a preferred security issued by NIPSCO Capital Trust I. The sole assets of NIPSCO Capital Trust I consist of debentures issued by NiSource Capital Markets, Inc., which are entitled to the benefit of the Support Agreement. As a result of the merger of old NiSource into new NiSource, all of the common equity securities of both NIPSCO Capital Trust I and NiSource Capital Markets, Inc. are owned by new NiSource. The Corporate PIES and component securities were registered under the Securities Act of 1933 pursuant to the Registration Statement on Form S-3 (Nos. 333-69279, 333-69279-01 and 333-69279-02) filed by old
   NiSource (under its former name NIPSCO Industries, Inc.), NiSource Capital Markets, Inc. (under its former name NIPSCO Capital Markets, Inc.) and NIPSCO Capital Trust I, which was declared effective January 22, 1999. The description of the Corporate PIES contained under the captions "Description of the PIES" and "Description of the Purchase Contracts" in the prospectus supplement dated February 9, 1999 with respect to the prospectus dated January 22, 1999, is incorporated by reference herein. The description of the obligations under the Support Agreement contained under the caption "Description of the


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   Support Agreement" in the prospectus dated January 22, 1999 is incorporated by reference herein.

        Old NiSource common shares (and related preferred share purchase rights) and Columbia common shares were registered under Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Old NiSource common shares (and related rights) were also listed on the Chicago Stock Exchange and the Pacific Exchange. Old NiSource and Columbia are delisting their common shares from these exchanges and filing Forms 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the old NiSource common shares (and related rights) and the Columbia common shares.
   The Form 15 filed by old NiSource also reflects that its separate obligations relating to the Corporate PIES (including the related obligations under the Support Agreement), which have been assumed by new NiSource, have terminated.

   ITEM 7.   Financial Statements, PRO FORMA Financial Information and
             Exhibits

        (a)  Financial Statements of the Business Acquired

        The financial statements of Columbia Energy Group are hereby incorporated by reference to the Annual Report on Form 10-K of Columbia Energy Group (File No. 1-1098) for the year ended December 31, 1999, and the Quarterly Report of Columbia Energy Group on Form 10-Q for the quarterly period ended September 30, 2000.

        (b)  Pro Forma Financial Information

             The following Pro Forma Financial Information is included in
             Exhibit 99.2 to this Report and is incorporated herein by reference:

             (1) Unaudited Pro Forma Combined Condensed Consolidated Statements of Income from Continuing Operations for the fiscal year ended December 31, 1999 and for the nine and twelve-month periods ended September 30, 2000.

             (2) Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of September 30, 2000.

             (3)  Notes to Unaudited Pro Forma Financial Information.

        (c)  Exhibits

   1.1 Agreement and Plan of Merger dated as of February 27, 2000, as amended and restated as of March 31, 2000, among Columbia Energy Group, NiSource Inc., New NiSource Inc., Parent Acquisition Corp., Company Acquisition Corp. and NiSource Finance Corp. (incorporated by reference to Annex I to the joint proxy

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        statement/prospectus dated April 24, 2000, filed as a part of the
        Registration Statement on Form S-4 (No. 333-33896)).

   3.1 Amended and Restated Certificate of Incorporation of NiSource Inc., effective October 31, 2000, as amended November 1, 2000.

   3.4  Amended and Restated By-Laws of NiSource Inc.

   4.1 Rights Agreement, dated November 1, 2000, between NiSource Inc. and ChaseMellon Shareholder Services, L.L.C., as rights agent.

   4.3 Indenture, dated November 1, 2000, between NiSource Inc. and The Chase Manhattan Bank, as trustee.

   4.4 First Supplemental Indenture, dated November 1, 2000, between NiSource Inc. and The Chase Manhattan Bank, as trustee.

   4.5 Purchase Contract Agreement, dated November 1, 2000, between NiSource Inc. and The Chase Manhattan Bank, as purchase contract agent.

   4.6 Pledge Agreement, dated November 1, 2000, between NiSource Inc., Bank One, National Association, as collateral agent, Bank One, National Association, as securities intermediary, and The Chase Manhattan Bank, as purchase contract agent.

   4.7 Remarketing Agreement, dated November 1, 2000, between NiSource Inc. and Credit Suisse First Boston Corporation, as remarketing agent.

   4.8  Form of stock certificate of NiSource Inc.

   10.1 364-Day Revolving Credit Agreement, dated as of November 1, 2000, among NiSource Finance Corp., as Borrower, NiSource Inc. and New NiSource Inc., as Guarantors, Credit Suisse First Boston and Barclays Bank PLC, as Co-Syndication Agents and lenders, Credit Suisse First Boston, as Administrative Agent, and Barclays Bank PLC, as Documentation Agent.

   23.1 Consent of Arthur Andersen LLP.

   99.1 Press release dated November 1, 2000.

   99.2 Pro Forma Financial Information.









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                                  SIGNATURE


             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NISOURCE INC.
                                      (Registrant)


   Dated:    November 1, 2000         By:       /s/ Stephen P. Adik
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                                      Name:     Stephen P. Adik
                                      Title:    Vice Chairman





































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